SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest
event reported):  September 22, 2003

                                  VISEON, INC.
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its Charter)

Nevada                               0-27106                       41-1767211
(State or other                  (Commission File                (IRS Employer
jurisdiction of Incorporation)       Number)              Identification Number)


545 E. John Carpenter Freeway, Suite 1430, Irving, Texas              75062
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number,
including area code:   (214) 424-5700
                       --------------


                  (Former address if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

         99.1     Letter to Stockholders

ITEM 9.  REGULATION FD DISCLOSURE.

Attached hereto as Exhibit 99.1, which is incorporated herein by reference, is a copy of a certain letter that the Company intends to send to its existing stockholders. The letter may also be given to other interested parties, including analysts and prospective investors. This information is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD. Any information in this report supercedes inconsistent or outdated information contained in earlier Regulation FD disclosures.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VISEON, INC.
                                  (Registrant)

Date: September 22, 2003                   By:  /s/ John C. Harris
                                                -------------------
                                           John C. Harris,
                                           President and Chief Executive Officer